UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2008

Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On October 17, 2008, Flagstone Reinsurance Holdings Limited (the “Company”) issued a press release announcing that it has entered into an agreement to acquire Marlborough Underwriting Agency Limited, the managing agency for Lloyd’s Syndicate 1861 - a Lloyd’s syndicate underwriting a specialist portfolio of short tail insurance and reinsurance, from the Berkshire Hathaway Group.

A copy of the press release dated October 17, 2008 announcing the Company's entry into the agreement is attached as Exhibit 99.1 to this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description

99.1	Press release dated October 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date: October 17, 2008	By:	/s/ James O’Shaughnessy
Name: James O’Shaughnessy
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 17, 2008.